UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 31, 2005


                        JACK HENRY & ASSOCIATES, INC.
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            (Exact name of Registrant as specified in its Charter)

          Delaware                     0-14112                 43-1128385
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 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
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              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652

 Item 8.01   Other Events.

             On January 31, 2005, Jack Henry & Associates, Inc. ("Jack Henry") issued a press release (a copy of which is attached to this report) announcing an increase in its quarterly dividend to $.045 per common share. The press release announcing the increase is attached hereto as Exhibit 99.1.


 Item 9.01 Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Press release dated January 31, 2005.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

 Date: February 1, 2005   By:  /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer